Business Acquisition (Tables)	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Purchase price consideration
The tables below present the fair value of the consideration exchanged and the preliminary estimates of the fair value of assets acquired and liabilities assumed and the associated fair value of the noncontrolling interest related to the acquired net assets of Baker Hughes. The final determination of fair value for certain assets and liabilities will be completed as soon as the information necessary to complete the analysis is obtained. These amounts, which may differ materially from these preliminary estimates, will continue to be refined and will be finalized as soon as possible, but no later than one year from the acquisition date. The primary areas of the preliminary estimates that are not yet finalized relate to inventory, property, plant and equipment, identifiable intangible assets, equity-method investments, deferred income taxes, uncertain tax positions and contingencies.

Purchase consideration
(In millions, except share and per share amounts)	July 3, 2017
Baker Hughes shares outstanding	426,097,407
Restricted stock units vested upon closing	1,611,566
Total Baker Hughes shares outstanding for purchase consideration	427,708,973
Baker Hughes share price on July 3, 2017 per share	$57.68
Purchase consideration	$24,670
Rollover of outstanding options into options to purchase Class A shares (fair value)	$114
Precombination service of restricted stock units (fair value)	$14
Total purchase consideration	$24,798

Preliminary identifiable assets acquired and liabilities assumed

Preliminary identifiable assets acquired and liabilities assumed	Estimated fair value at July 3, 2017
Assets
Cash and equivalents	$4,133
Current receivables	2,383
Inventories (1)	1,695
Property, plant and equipment	4,868
Intangible assets (2)	4,123
All other assets	1,544
Liabilities
Accounts payable	$(1,106)
Borrowings	(3,370)
Deferred income taxes (3)	(317)
Liabilities for pension and other postretirement benefits	(655)
All other liabilities	(1,476)
Total identifiable net assets	$11,822
Noncontrolling interest associated with net assets acquired	(76)
Goodwill (4)	13,052
Total purchase consideration	$24,798

(1)
Includes $87 million of adjustments to write-up the acquired inventory to its estimated fair value. Cost of goods sold in 2017 reflects this increased valuation as this inventory was used or sold in the period from July 3, 2017 to December 31, 2017.

(2)
Intangible assets, as provided in the table below, are recorded at estimated fair value, as determined by management based on available information which includes a preliminary valuation. The estimated useful lives for intangible assets were determined based upon the remaining useful economic lives of the intangible assets that are expected to contribute directly or indirectly to future cash flows. We consider the Baker Hughes trade name to be an indefinite life intangible asset, which will not be amortized and will be subject to an annual impairment test.

	Estimated Fair Value	Estimated Weighted Average Life (Years)
Trademarks - Baker Hughes	$2,100	Indefinite life
Customer-related	1,260	15
Patents and technology	550	10
Trademarks - Other	70	10
Capitalized software	90	3-7
In-process research and development	45	Indefinite life
Favorable lease contracts	8	10
Total	$4,123

(3)
Includes approximately $560 million of net deferred tax liabilities related to the estimated fair value of intangible assets included in the preliminary purchase consideration and approximately $243 million of other net deferred tax assets, including non-U.S. loss carryforwards net of valuation allowances and offsetting liabilities for unrecognized benefits.

(4)
Goodwill represents the excess of the total purchase consideration over fair value of the net assets recognized and represents the future economic benefits that we believe will result from combining the operations of GE O&G and Baker Hughes, including expected future synergies and operating efficiencies. Goodwill resulting from the Transactions has been preliminarily allocated to the Oilfield Services segment, of which $67 million is deductible for tax purposes.

Pro forma information

	2017	2016
Revenue	$21,841	$22,915
Net loss	(485)	(2,883)
Net loss attributable to the Company	(147)	(1,005)
Loss per Class A share - basic and diluted (1)	(0.34)	(2.35)

(1)
The calculation of diluted loss per Class A share excludes shares potentially issuable under stock-based incentive compensation plans and the exchange of Class B shares with Class A shares under the Exchange Agreement, as their effect, if included, would be antidilutive.